Other Receivables, Net (Tables)	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Schedule of other receivables

	As of December 31,
	2017	2018
	RMB	RMB
Advances to staff (i)	14,599	10,036
Advances to entrepreneurial agents (ii)	1,308	1,362
Rental deposits	7,709	12,580
Interest receivables (iii)	23,038	18
Loan to a third party (iv)	513,180	—
Amount due from a third party (v)	42,152	19,463
Amount due from payment platform	591	7,082
Other(vi)	28,804	35,609
	631,381	86,150

(i)	This represented advances to staff of the Group for daily business operations which are unsecured, interest-free and repayable on demand.

(ii)	This represented advances to entrepreneurial agents who provide services to the Group. The advances are used by agents to develop business. The advances were unsecured, interest-free and repayable on demand.

(iii)	This represented accrued interest income on bank deposits and accrued interest on subscription receivables (Note 2(m)).

(iv)	This represented loan to Shenzhen Chuangjia Investment Partnership Limited (“Chuangjia”) of RMB500,000 and corresponding interest receivable RMB13,180 as of December 31, 2017. The loan is secured by the 99% equity share of Chengdu Puyi Bohui Information Technology Limited (“Puyi Bohui”), a major operating subsidiary of Chuangjia, with interest rate 7.3% per annum. The loan matured in 2018 and the entire principal and interests were fully settled in August 31, 2018.

(v)	This represented the residual balance of uncollected cash consideration due from Cheche, which is related to the disposal of P&C business. See Note 3 for details.

(vi)	This represented other miscellaneous receivables, including advance for staff of the social insurance and housing fund, prepaid rents, deposit to the garages for car repairing, prepayment for postage, etc.

Schedule of allowance for doubtful accounts for other receivables
	2016	2017	2018
	RMB	RMB	RMB
Balance at the beginning of the year	4,043	2,724	—
Write-offs	(1,319)	(2,724)	—
Balance at the end of the year	2,724	—	—